SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) July 24, 2000

                         priceline.com Incorporated
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           (Exact name of registrant as specified in its charter)

         Delaware                         0-25581               06-1528493
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(State or other Jurisdiction    (Commission File Number)      (IRS Employer
    of Incorporation)                                      Identification No.)

           800 Connecticut Avenue, Norwalk, Connecticut    06854
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           (Address of principal office)                (zip code)

                               (203) 299-8000
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             Registrant's telephone number, including area code

                                    N/A
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       (Former name or former address, if changed since last report)



ITEM 5.    OTHER EVENTS.

Second Quarter Earnings

      On July 24, 2000, priceline.com Incorporated, a Delaware corporation ("priceline.com"), announced its second quarter financial results, including second quarter revenues of $352.1 million and net loss per share, excluding certain items, of $0.01 per share. The information set forth above is qualified in its entirety by reference to the press release issued by priceline.com on July 24, 2000, a copy of which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits.

            99.1    Press Release issued by priceline.com on July 24, 2000.




                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PRICELINE.COM INCORPORATED


                                    By: /s/ Heidi G. Miller
                                       ------------------------------
                                       Name:  Heidi G. Miller
                                       Title: Chief Financial Officer


Date:  July 26, 2000



                               EXHIBIT INDEX


Exhibit No.   Description
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99.1          Press Release issued by priceline.com on July 24, 2000.